EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 (the “Report”) by MYnd Analytics, Inc.. (the “Registrant”), the undersigned hereby certifies that to the best of his knowledge:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 15, 2017	/s/ George Carpenter
George Carpenter
Chief Executive Officer (Principal Executive Officer)

Date: May 15, 2017	/s/ Don D’Ambrosio
Don D’Ambrosio
Chief Financial Officer (Principal Financial Officer)